Exhibit 99.1

TITUS PROPERTIES
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES

FOR THE YEARS ENDED
DECEMBER 31, 2021 AND 2020

WITH REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TITUS PROPERTIES
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
TABLE OF CONTENTS

                                         Page
Report of Independent Certified Public Accountants…………………………………………………………..1
Statements of Revenues and Direct Operating Expenses for the years ended
December 31, 2021 and 2020……………………………………………………………………..……………3
Notes to Statements of Revenues and Direct Operating Expenses for the years ended
December 31, 2021 and 2020……………………..………….……………………………………………….. 4

GRANT THORNTON LLP	REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
1717 Main St., Suite 1800 Dallas, TX 75201 D +1 214 561 2300 F +1 214 561 2370

Board of Directors and Members
Titus Oil & Gas Production, LLC and Titus Oil & Gas Production II, LLC

Opinion
We have audited the accompanying statements of revenues and direct operating expenses associated with certain oil and gas properties acquired by Earthstone
Energy, Inc. from Titus Oil & Gas Production, LLC, Titus Oil & Gas Production II, LLC
and their affiliates (the “Titus Properties” as described in Note 1), for the years ended
December 31, 2021 and December 31, 2020, and the related notes to the statements.

In our opinion, the accompanying statements present fairly, in all material respects, the revenues and direct operating expenses of the Titus Properties for the years ended December 31, 2021 and December 31, 2020 in accordance with accounting principles generally accepted in the United States of America.

Basis for opinion
We conducted our audits of the statements in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the
Audit of the Statements section of our report. We are required to be independent of
Titus Oil & Gas Production, LLC, Titus Oil & Gas Production II, LLC and their affiliates and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of matter
As described in Note 1, the accompanying statements were prepared for purposes of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the financial position and operations of the properties. Our opinion is not modified with respect to this matter.

Responsibilities of management for the statements
Management is responsible for the preparation and fair presentation of the statements in accordance with accounting principles generally accepted in the United States of
America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statements that are free from material misstatement, whether due to fraud or error.

GT.COM	Grant Thornton LLP is the U.S. member firm of Grant Thornton International Ltd (GTIL). GTIL and each of its member firms are separate legal entities and are not a worldwide partnership.

Auditor’s responsibilities for the audit of the statements
Our objectives are to obtain reasonable assurance about whether the statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statements.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ GRANT THORNTON LLP

Dallas, Texas
July 29, 2022

TITUS PROPERTIES
STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
(in thousands)

	For the Years Ended December
	2021	2020
Revenue:
Oil, natural gas, and natural gas liquids revenues	$142,827	$2,886
Direct operating expenses
Lease operating expenses	4,530	1,099
Production and ad valorem taxes	11,628	340
Total direct operating expenses	16,158	1,439

Revenues in excess of direct operating expenses	$126,669	$1,447

See accompanying notes to the Statements of Revenues and Direct Operating Expenses.

TITUS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31, 2021 AND 2020

1. BASIS OF PRESENTATION
On June 27, 2022 Earthstone Energy Holdings LLC (“EEH”), a subsidiary of Earthstone Energy Inc. (“Earthstone”) entered into a Purchase and Sale Agreement to acquire from Titus Oil & Gas Production, LLC, Titus Oil & Gas Production II, LLC and their affiliates (collectively “Titus”) its operated and non-operated well bore interest, related proved reserves and associated well equipment and infrastructure in the Delaware Basin of New Mexico (the “Titus Properties”). The total consideration for the Properties was approximately $627 million, subject to post-closing adjustments which reflect an effective date of August 1, 2022 and a closing date of August 10, 2022. The consideration is comprised of $575 million in cash and 3.9 million shares of Earthstone’s Class A common stock.

The acquired assets were less than substantially all of the key operating assets of Titus during the presented periods. Accordingly, complete financial statements under U.S. generally accepted accounting principles (“GAAP”) are not available, or practicable to obtain for the Titus Properties. The accompanying Statements of Revenues and Direct Operating Expenses are not intended to be a complete presentation of the results of operations of the Titus Properties and may not be representative of future operations as they do not include general and administrative expenses, interest income or expense, depreciation, depletion and amortization, impairments, income taxes or other income and expense items not directly associated with revenues from oil and natural gas. The accompanying Statements of Revenues and Direct Operating Expenses are presented in lieu of the full financial statements required under Rule 8-04 of the Securities and Exchange Commission (“SEC”) Regulation S-X.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of Estimates
The preparation of the Statements of Revenues and Direct Operating Expenses in conformity with GAAP required management to make various assumptions, judgements and estimates to determine the reported amounts of revenues and direct operating expenses of the Titus Properties for the periods reported. Changes in these assumptions, judgements and estimates will occur due to the passage of time and occurrence of future events. Accordingly, actual results could differ materially from amounts previously established.

Revenue Recognition
Titus recognizes oil and natural gas revenues when title to the product transfers to the purchaser. Performance obligations under Titus’ oil contracts are generally considered satisfied when Titus sells oil production at the wellhead and receives an agreed-upon index price, net of any price differentials. Titus recognizes revenue when control transfers to the purchaser at the wellhead based on the net price received. Titus evaluated whether it was the principal or the agent in gas processing transactions and concluded that it is the principal when it has the ability to take-in-kind. Titus recognizes revenue on a net basis.

Most of Titus’ product sale commitments are short-term in nature with a contract term of one year or less. Titus typically satisfies its performance obligations upon transfer of control as described above and records the related revenue in the month production is delivered to the purchaser. Settlement statements for sales of oil and natural gas may not be received for 30 to 60 days after the date the volumes are delivered, and as a result, Titus is required to estimate the amount of volumes delivered to the purchaser and the price that will be received for the sale of the product. Titus records the differences between estimates and the actual amounts received for product sales in the month that payment is received from the purchaser. Historically, differences between Titus’ revenue estimates and actual revenue received have not been significant.

TITUS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31, 2021 AND 2020

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Direct Operating Expenses
Titus recognizes direct operating expenses when incurred and include amounts required to operate the wells to produce, gather, transport, process and treat oil and natural gas. Direct operating expenses also include production and ad valorem taxes.

3. CONTINGENCIES

The activities of the Titus Properties may become subject to potential claims and litigation in the normal course of operations. Management does not believe that any liability resulting from any pending or threatened litigation will have a material adverse effect on the operations or financial results of the acquired Properties.

4. EXCLUDED EXPENSES

General and administrative expenses, interest expense, income taxes and other indirect expenses have not been allocated to the Titus Properties and as such, have been excluded from the accompanying Statements of Revenues and Direct Operating Expenses. Depreciation, depletion and amortization expense has also been excluded from the accompanying Statements of Revenues and Direct Operating Expenses. Any allocation of such indirect expenses may not be indicative of costs which would have been incurred on a stand-alone basis.

5. SUBSEQUENT EVENTS

Subsequent events have been evaluated through July 29, 2022, the date the accompanying Statements of Revenues and Direct Operating Expenses were available to be issued. There were no material subsequent events that require recognition or additional disclosure in the accompanying Statements of Revenues and Direct Operating Expenses.

6. UNAUDITED SUPPLEMENTARY OIL AND GAS DISCLOSURES

The following unaudited supplemental reserve information summarizes the net proved reserves of oil and gas and the standardized measure for the years ended December 31, 2021 and 2020 attributable to the Titus Properties. The reserve disclosures are based on reserve studies prepared in accordance with the guidelines established by the SEC. Our petroleum engineers and independent petroleum engineering firm estimated substantially all of our proved reserves as of December 31, 2021 and 2020.

Proved oil and gas reserves are those quantities of hydrocarbons which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible - from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations - prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined.

TITUS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31, 2021 AND 2020

6. UNAUDITED SUPPLEMENTARY OIL AND GAS DISCLOSURES (continued)

In accordance with SEC guidelines, the engineers’ estimates of future net revenues from proved properties and the present value thereof for years ended December 31, 2021 and 2020 are made using the twelve-month average of the first-day-of-the-month reference prices as adjusted for location and quality differentials. These prices are held constant throughout the life of the properties, except where such guidelines permit alternate treatment. The realized sales prices used in the reserve reports as of December 31, 2021 and 2020 were $67.28 and $38.37 per barrel of oil, respectively, $36.45 and $11.07 per barrel of NGL, respectively, and $3.42 and $1.76 per MCF of gas, respectively.

The following table sets forth certain data pertaining to the Titus Properties proved reserves for the years ended December 31, 2021 and 2020.

	Oil (Bbl)	Gas (Mcf)	NGLs (Bbl)	Total BOE
2021
Proved Reserves
Prior Period Reserves	3,950,781	9,893,772	377,318	5,977,061
Revisions	121,072	(1,673,888)	569,327	411,418
Extensions	37,893,494	50,226,028	8,096,487	54,360,986
Divestiture of Reserves	—	—	—	—
Acquisition of Reserves	26,336	51,069	1,845	36,693
Production	(1,726,730)	(2,645,297)	(293,340)	(2,460,953)
Total Reserves	40,264,953	55,851,684	8,751,637	58,325,205

Proved Developed Reserves	17,033,741	27,124,874	4,188,770	25,743,324
Proved Undeveloped Reserves	23,231,212	28,726,810	4,562,867	32,581,881

2020
Proved Reserves
Prior Period Reserves	1,594,348	3,271,740	240,797	2,380,435
Revisions	(251,514)	(1,720,132)	(61,357)	(599,560)
Extensions	1,402,841	1,613,402	204,976	1,876,717
Divestiture of Reserves	—	—	—	—
Acquisition of Reserves	1,280,508	6,849,798	—	2,422,141
Production	(75,402)	(121,036)	(7,098)	(102,672)
Total Reserves	3,950,781	9,893,772	377,318	5,977,061

Proved Developed Reserves	296,830	285,720	26,895	371,345
Proved Undeveloped Reserves	3,653,951	9,608,052	350,423	5,605,716

In 2021, extensions of 54.4 MMBoe were primarily the result of successful drilling results, 22.2 MMBoe on 25 wells and 32.2 MMBoe on the addition of 39 PUD locations.

TITUS PROPERTIES
NOTES TO STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES
YEARS ENDED DECEMBER 31, 2021 AND 2020

6. UNAUDITED SUPPLEMENTARY OIL AND GAS DISCLOSURES (continued)

The standardized measure of discounted future net cash flows related to the Titus Properties is presented below.

	December 31,
	2021	2020
	(in thousands)
Future cash inflows (total revenues)	$3,218,609	$173,145
Future production costs (severance and ad valorem taxes plus LOE)	(614,000)	(47,252)
Future development costs (capital costs)	(317,889)	(45,048)
Future net cash flows	2,286,720	80,845
10% annual discount for estimated timing of cash flows	(1,134,583)	(44,378)
Standardized measure of discounted future net cash flows	1,152,137	36,467

The principal sources of changes in the standardized measure of discounted future net cash flows for the years ended December 31, 2021 and 2020 are as follows.

	December 31,
	2021	2020
	(in thousands)
Beginning balance	$36,467	$20,982
Net change in prices and production costs	90,374	(8,592)
Net change in future development costs	15,189	5,807
Oil & gas net revenues	(126,669)	(1,447)
Extensions	1,085,137	13,399
Acquisition of reserves	944	10,944
Revisions of previous quantity estimates	10,307	(5,710)
Previously estimated development costs incurred	23,067	—
Accretion of discount	3,647	2,098
Changes in timing and other	13,674	(1,014)
Ending balance	1,152,137	36,467
Titus operates as a limited liability company, and as such it operates as a disregarded entity for income tax reporting purposes. Any tax liability that arises is passed on to the partners based on their capital interest in the company. Therefore, future tax liabilities are not contemplated in the calculation of future net cash flows.